UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 30, 2004


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                   UTAH                                87-0342734
      -------------------------------             ------------------
      (State or other jurisdiction of             (I.R.S. Employer
      incorporation or organization)              Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                              --------------------
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
                                    --------------

--------------------------------------------------------------------------------

             ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

--------------------------------------------------------------------------------

Effective August 30, 2004, Utah Medical Products, Inc. modified its unsecured line-of-credit with U.S. Bank to extend the maturity date of the note by one year to May 31, 2006, and to decrease the amount of the note to $5,000,000. All other terms of the note remain the same.



--------------------------------------------------------------------------------

                                   SIGNATURES

--------------------------------------------------------------------------------

  Pursuant to the requirements of the Securities Exchanges Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    UTAH MEDICAL PRODUCTS, INC.
                                    ---------------------------
                                    REGISTRANT


Date:        9/1/04                 By:    /s/ Kevin L. Cornwell
      --------------------              ------------------------
                                        Kevin L. Cornwell
                                        CEO